DEAN WITTER UTILITIES FUND  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                            10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1995

DEAR SHAREHOLDER:

The lower interest rate environment that prevailed over the first six months of 1995 continued during the second half of the year. This, combined with the generally improved fundamental outlook for the various utility sectors, proved favorable for Dean Witter Utilities Fund.

AN OVERVIEW OF THE UTILITIES SECTOR

While comparatively weak economic statistics and a favorable inflation outlook dominated the news over the last quarter of the year, a positive stream of industry-specific events gave further support to utility investments. At year-end, select state regulatory directives regarding the transition from a monopoly to a competitive environment in the electric utility industry provided reinforcement to investors that the industry will be afforded a reasonable opportunity both to maintain financial integrity and to enhance earnings and growth prospects. Meanwhile, telecommunications legislation has progressed to a point that gives reasonable assurance that competition will prevail in a relatively balanced structure for local and long-distance companies. A final telecommunications bill, expected in early 1996, should be positive for all segments of worldwide telecommunications including both service and manufacturing companies. The natural gas sector also provided favorable price appreciation during the period, particularly late in 1995 as cold weather appeared and the supply and demand balance favored higher commodity prices. Beyond the short-term pricing abnormalities of natural gas, however, our long-term view remains very favorable.

PERFORMANCE AND PORTFOLIO

Against this backdrop, Dean Witter Utilities Fund produced a total return of
28.42 percent for the twelve-month period ended December 31, 1995, compared to a return of 37.57 percent for the broad-based Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). During the period the Fund paid income distributions totaling $0.58 per share. The future level of quarterly income distributions will be based

DEAN WITTER UTILITIES FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1995, CONTINUED

primarily on the level of interest rates and the portfolio's overall allocation strategy. The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception (April 29, 1988) through the fiscal year ended December 31, 1995 versus a similar hypothetical investment in the issues that comprise the S&P 500 Index.

At year-end, the Fund remained at its near fully invested position, reflecting a degree of optimism toward inflation and interest rates going into 1996. On December 31, 1995, 74 percent of the portfolio's net assets were allocated to equities. While the major portion of the Fund's equity holdings were within the electric utility sector, the overall allocation was reduced throughout 1995 in favor of selective telecommunications investments. A diverse portfolio of foreign securities accounted for 7 percent of the Fund's net assets with a focus on telecommunications.
                                                    [GRAPHIC]
Approximately 24 percent of the Fund's
net assets were allocated to
high-quality fixed-income securities,
with 2 percent held in cash
equivalents. The Fund's fixed-income
holdings, which showed strong
complementary total return performance
with the equity sector, had a weighted
average rating of A3 and A-, as
measured by Moody's Investors Service
Inc. and Standard & Poor's Corporation,
respectively.
                                                    [GRAPHIC]
Among the Fund's key holdings on
December 31, 1995 are AT&T Corp.,
Ameritech Corp. and NYNEX Corp.
(telecommunications); CINergy Corp. and
Southern Company (electric utilities);
and Enron Corp. and The Williams
Companies (natural gas). Included among
the Fund's major foreign holdings are
Telecommunications Corp. New Zealand,
Ltd., Telefonica Espana S.A. and
Empresa Nacional de Electricidad S.A.

LOOKING AHEAD
                                                    [GRAPHIC]
In 1996, the Fund anticipates
maintaining its fixed-income holdings
at or near current levels, while
increasing its telecommunications
holdings, as final federal legislation
should provide for greater growth

DEAN WITTER UTILITIES FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1995, CONTINUED

opportunities both domestically and internationally. In addition, the Fund's cap on foreign investments was raised from 10 percent to 20 percent of net assets during the second half of 1995. As worldwide restructuring, alliances, competition and broad-based deregulation progress throughout the utilities and related industries, we believe the Fund is positioned to meet its long-term objectives. Through selective domestic and foreign investments, the Fund should also benefit as foreign markets move toward greater privatization and the accompanying infrastructure expansion.

We appreciate your support of Dean Witter Utilities Fund and look forward to serving your future needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995

 PRINCIPAL
 AMOUNT IN                                                  COUPON     MATURITY
 THOUSANDS                                                   RATE        DATE           VALUE
---------------------------------------------------------------------------------------------------

             CORPORATE BONDS (22.9%)
             NATURAL GAS (3.1%)
 $   5,000   ANR Pipeline Co.............................      9.625%   11/01/21  $       6,540,700
     7,000   Arkla, Inc..................................     10.00     11/15/19          7,983,710
    10,000   Coastal Corp................................      9.625    05/15/12         12,383,400
     5,000   Coastal Corp................................      7.75     10/15/35          5,221,250
     5,000   Colorado Interstate Gas Co..................     10.00     06/15/05          6,264,200
     5,000   Enron Corp..................................      7.00     08/15/23          4,855,800
     5,000   Mitchell Energy/Development Corp............      9.25     01/15/02          5,706,750
     3,680   Norsk Hydro AS (Norway).....................      7.75     06/15/23          4,110,854
     2,000   Norsk Hydro AS (Norway).....................      7.15     11/15/25          2,080,340
     5,000   Northern Illinois Gas Co....................      9.00     07/01/19          5,319,200
     5,000   Northwest Pipeline Corp.....................     10.65     11/15/18          5,358,550
     2,000   Northwest Pipeline Corp.....................      9.00     08/01/22          2,316,940
     9,000   Panhandle Eastern Pipeline Corp.............      7.95     03/15/23          9,572,490
     3,000   Southwest Gas Corp..........................      9.375    02/01/17          3,147,810
     5,000   Tennesse Gas Pipeline Co....................      6.00     12/15/11          4,545,300
     8,000   The Williams Companies......................      9.375    11/15/21         10,195,120
     5,000   Transco Energy Co...........................      9.875    06/15/20          6,669,750
     1,550   Transcontinental Gas Pipeline Corp..........      9.125    02/01/17          1,624,989
                                                                                  -----------------
                                                                                        103,897,153
                                                                                  -----------------
             TELECOMMUNICATIONS (5.7%)
     5,000   ALLTEL Corp.................................      9.50     03/01/21          5,371,200
     5,000   AT&T Corp...................................      8.625    12/01/31          5,694,700
     5,000   BellSouth Telecommunications, Inc...........      6.75     10/15/33          4,910,850
     5,000   BellSouth Telecommunications, Inc...........      7.625    05/15/35          5,379,050
     5,000   BellSouth Telecommunications, Inc...........      7.00     12/01/95          5,276,600
    10,000   Century Telephone Enterprises, Inc..........      8.25     05/01/24         11,061,700
     7,500   Century Telephone Enterprises, Inc..........      7.20     12/01/25          7,751,475
     6,000   General Telephone & Electric Corp...........      8.50     04/01/17          6,267,000
     5,000   General Telephone & Electric Corp...........     10.25     11/01/20          5,921,800
    15,300   General Telephone & Electric Corp...........      7.83     05/01/23         16,400,223
     5,000   MCI Communications Corp.....................      8.25     01/20/23          5,517,450
     5,000   MCI Communications Corp.....................      7.75     03/15/24          5,309,000
     5,000   Motorola, Inc...............................      7.50     05/15/25          5,671,250
     5,000   New York Telephone Co.......................      7.00     12/01/33          5,031,500
     5,000   Pacific Bell................................      6.625    10/15/34          4,845,800
    24,000   Southwestern Bell Telephone Co..............      7.20     10/15/26         24,967,200
    10,000   Sprint Corporation..........................      9.25     04/15/22         12,842,900
     5,000   TCI Communications, Inc.....................      8.75     08/01/15          5,524,850
    15,000   Tele-Communications, Inc....................     10.125    04/15/22         18,725,100
     5,000   Telephone & Data Systems, Inc...............     10.00     01/15/21          6,175,000
     5,000   Telephone & Data Systems, Inc...............      9.58     11/19/21          6,014,150
     5,000   U.S. West Communications, Inc...............      7.20     11/10/26          5,123,800
    10,000   U.S. West Communications, Inc...............      6.875    09/15/33          9,817,700
                                                                                  -----------------
                                                                                        189,600,298
                                                                                  -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                  COUPON     MATURITY
 THOUSANDS                                                   RATE        DATE           VALUE
---------------------------------------------------------------------------------------------------
             UTILITIES - ELECTRIC (14.1%)
 $   1,499   AEP Generating Co...........................      9.81 %   12/07/22  $       1,971,963
    10,000   Arizona Public Service Company..............      8.00     02/01/25         10,836,200
     5,000   Arkansas Power & Light Company..............      7.00     10/01/23          4,878,700
     5,000   Baltimore Gas & Electric Co.................      7.50     04/15/23          5,206,700
    10,000   BVPS II Funding Corp........................      8.68     06/01/17          9,695,200
     6,000   Chugach Electric Company....................      9.14     03/15/22          7,083,180
     5,000   Cincinnati Gas & Electric Company...........      8.50     09/01/22          5,341,200
    10,000   Cincinnati Gas & Electric Company...........      7.20     10/01/23         10,239,300
     6,000   Citizens Utilities Co.......................      7.45     07/01/35          6,593,040
     5,000   Commonwealth Edison Company.................      9.50     05/01/16          5,283,900
    10,000   Commonwealth Edison Company.................      8.50     07/15/22         10,896,100
     5,000   Commonwealth Edison Company.................      8.375    02/15/23          5,367,900
     3,000   Commonwealth Edison Company.................      7.75     07/15/23          3,085,980
    16,000   Consumer Power Company......................      7.375    09/15/23         15,761,760
     9,841   CTC Beaver Valley Funding Corp..............      9.00     06/01/17          8,540,512
     5,000   CTC Mansfield Funding Corp..................     10.25     03/30/03          5,125,000
     5,000   CTC Mansfield Funding Corp..................     11.125    09/30/16          5,150,000
    10,000   Dayton Power & Light Company................      8.15     01/15/26         11,105,300
     5,000   Detroit Edison Company......................      7.74     06/01/18          5,255,100
    19,783   DQU II Funding Corp.........................      8.70     06/01/16         21,676,431
    10,000   Duke Power Company..........................      8.75     03/01/21         10,420,200
     5,000   Duke Power Company..........................      8.625    03/01/22          5,455,300
     5,000   Duke Power Company..........................      7.50     08/01/25          5,231,450
     5,000   Florida Power & Light Company...............      7.625    06/01/24          5,253,800
    10,000   Gulf States Utilities Company...............      8.94     01/01/22         10,619,900
     5,000   Houston Light & Power Company...............      7.75     03/15/23          5,368,050
     7,000   Indiantown Cogeneration LP..................      9.26     12/15/10          8,112,790
     5,000   Long Island Lighting Company................      8.90     07/15/19          5,048,050
     5,100   Long Island Lighting Company................      8.20     03/15/23          5,016,207
     5,000   Mobile Energy SVC LLC.......................      8.665    01/01/17          5,454,050
    10,100   National Cooperative Services Corp..........      9.375    01/02/11         10,591,062
     5,250   National Rural Utilities Cooperative Finance
             Corp........................................      9.00     09/01/21          6,138,930
     3,867   New York State Electric & Gas Corp..........      9.875    02/01/20          4,109,848
     8,912   Niagara Mohawk Power Corp...................      8.77     01/01/18          8,357,406
     5,000   Niagara Mohawk Power Corp...................      9.50     03/01/21          4,963,950
     5,000   Niagara Mohawk Power Corp...................      8.50     07/01/23          4,794,750
    10,000   Pacific Gas & Electric Company..............      7.25     08/01/26         10,058,200
     3,000   Pennsylvania Power & Light Co...............      9.25     10/01/19          3,325,770
     2,000   Pennsylvania Power & Light Co...............      9.375    07/01/21          2,260,880
     3,000   Philadelphia Electric Company...............      8.625    06/01/22          3,256,320
     5,000   Philadelphia Electric Company...............      7.25     11/01/24          4,968,150

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                  COUPON     MATURITY
 THOUSANDS                                                   RATE        DATE           VALUE
---------------------------------------------------------------------------------------------------
 $   4,982   PNPP II (Perry Nuclear Power Plant) Funding
             Corp........................................      9.12 %   05/30/16  $       5,082,636
    12,250   Public Service Company of Colorado..........      8.75     03/01/22         13,835,028
     5,000   Public Service Electric & Gas Co............      7.00     09/01/24          4,907,250
    10,000   Selkirk Cogen Funding Corp. - 144A**........      8.98     06/26/12         10,992,700
     4,000   South Carolina Electric Company.............      8.875    08/15/21          4,520,680
     7,000   South Carolina Electric Company.............      7.625    06/01/23          7,438,690
     5,000   South Carolina Electric Company.............      7.50     06/15/23          5,238,650
     8,000   Southern California Edison Company..........      8.875    05/01/23          8,674,560
     8,000   Southern California Edison Company..........      7.125    07/15/25          7,944,160
    12,000   Southern California Edison Company..........      7.25     03/01/26         12,068,880
     2,000   Systems Energy Resource.....................     11.375    09/01/16          2,148,060
    12,000   Texas Utilities Electric Company............      8.875    02/01/22         13,424,760
     5,000   Texas Utilities Electric Company............      7.875    03/01/23          5,304,850
     5,000   Texas Utilities Electric Company............      7.375    10/01/25          5,073,800
    12,000   Union Electric Company......................      8.75     12/01/21         13,851,480
     8,000   United Illuminating Company.................     10.24     01/02/20          8,629,040
     8,000   Utilicorp United, Inc.......................      9.00     11/15/21          8,960,480
    10,000   Utilicorp United, Inc.......................      8.00     03/01/23         10,572,400
     5,000   Virginia Electric Power Company.............      8.625    10/01/24          5,789,650
    16,000   Wisconsin Electric Power Company............      7.70     12/15/27         17,158,720
     5,000   Wisconsin Power & Light Co..................      8.60     03/15/27          5,862,900
                                                                                  -----------------
                                                                                        465,377,903
                                                                                  -----------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $697,527,551).....................................        758,875,354
                                                                                  -----------------

             U.S. GOVERNMENT AGENCIES (0.9%)
    25,000   Federal National Mortgage Association
             Debenture...................................      0.00     10/09/19          5,437,500
       929   Government National Mortgage Association....      9.50     06/15/20            996,829
     5,000   Tennessee Valley Authority..................      8.625    11/15/29          5,618,250
    21,200   Tennessee Valley Authority..................      0.00     04/15/42          6,892,544
     5,000   Tennessee Valley Authority..................      7.25     07/15/43          5,170,200
     4,000   Tennessee Valley Authority..................      7.85     06/15/44          4,278,756
                                                                                  -----------------

             TOTAL U.S. GOVERNMENT AGENCIES
             (IDENTIFIED COST $22,823,514)......................................         28,394,079
                                                                                  -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995, CONTINUED

 NUMBER OF
  SHARES                                                                                  VALUE
-----------------------------------------------------------------------------------------------------

             PREFERRED STOCKS (0.5%)
             TELECOMMUNICATIONS (0.1%)
   200,000   GTE Delaware Corp. (Series A) $2.3125................................  $       5,525,000
                                                                                    -----------------
             UTILITIES - ELECTRIC (0.4%)
   200,000   Georgia Power Capital LP (Series A) $2.25............................          5,700,000
    27,965   Gulf States Utilities Company $9.96..................................          2,880,395
   160,000   Long Island Lighting Company (Series AA) $1.99.......................          3,900,000
                                                                                    -----------------
                                                                                           12,480,395
                                                                                    -----------------

             TOTAL PREFERRED STOCKS
             (IDENTIFIED COST $16,979,443)........................................         18,005,395
                                                                                    -----------------

             COMMON STOCKS (73.7%)
             NATURAL GAS (8.4%)
   690,000   Atlanta Gas Light Company............................................         13,627,500
   410,000   Burlington Resources, Inc............................................         16,092,500
   530,000   Coastal Corp.........................................................         19,742,500
   350,000   Consolidated Natural Gas Company.....................................         15,881,250
   645,000   EL Paso Natural Gas Company..........................................         18,301,875
   945,000   Enron Corp...........................................................         36,028,125
   605,000   ENSERCH Corp.........................................................          9,831,250
   315,000   Louisiana Land & Exploration Co. (The)...............................         13,505,625
   235,000   New Jersey Resources Corp............................................          7,079,375
   695,000   Panhandle Eastern Corp...............................................         19,373,125
   450,000   Sonat, Inc...........................................................         16,031,250
   765,000   Tenneco, Inc.........................................................         37,963,125
 1,170,000   The Williams Companies...............................................         51,333,750
   280,000   Washington Gas Light Company.........................................          5,740,000
                                                                                    -----------------
                                                                                          280,531,250
                                                                                    -----------------
             TELECOMMUNICATIONS (25.5%)
   765,000   Airtouch Communications, Inc.*.......................................         21,611,250
 1,270,000   Alltel Corp..........................................................         37,465,000
 1,080,000   Ameritech Corp.......................................................         63,720,000
 1,015,000   AT&T Corp............................................................         65,721,250
   660,000   BCE, Inc.............................................................         22,770,000
   535,000   Bell Atlantic Corp...................................................         35,778,125
   930,000   BellSouth Corp.......................................................         40,455,000
   305,000   British Telecommunications PLC (ADR) (United Kingdom)................         17,232,500
   230,000   Cable & Wireless PLC (ADR) (United Kingdom)..........................          4,858,750
   590,000   Century Telephone Enterprises, Inc...................................         18,732,500
   120,000   Compania de Telefonos de Chile S.A. (ADR) (Chile)....................          9,945,000
   830,000   Comsat Corp..........................................................         15,458,750
   830,000   Ericsson (L.M.) Telephone Co. (ADR) (Sweden).........................         16,081,250
   970,000   Frontier Corp........................................................         29,100,000
 1,080,000   GTE Corp.............................................................         47,520,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995, CONTINUED

 NUMBER OF
  SHARES                                                                                  VALUE
-----------------------------------------------------------------------------------------------------
 1,080,000   Hong Kong Telecommunications, Ltd. (ADR) (Hong Kong).................  $      19,170,000
 1,565,000   MCI Communications Corp..............................................         40,885,625
   200,000   Motorola, Inc........................................................         11,400,000
 1,230,000   NYNEX Corp...........................................................         66,420,000
   720,000   Pacific Telesis Group................................................         24,210,000
   210,000   Philippine Long Distance Telephone Co. (ADR) (Philippines)...........         11,366,250
   965,000   SBC Communications, Inc..............................................         55,487,500
   915,000   Sprint Corporation...................................................         36,485,625
   375,000   Telecommunications Corp. New Zealand, Ltd. (ADR)
             (New Zealand)........................................................         26,015,625
   340,000   Telefonica de Argentina S.A. (ADR) (Argentina).......................          9,265,000
   670,000   Telefonica Espana S.A. (ADR) (Spain).................................         28,056,250
   505,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)...................         16,096,875
   755,000   U.S. West Media Group*...............................................         14,345,000
   755,000   U.S. West, Inc.......................................................         26,991,250
   285,000   Vodafone Group PLC (ADR) (United Kingdom)............................         10,046,250
   156,000   WorldCom, Inc.*......................................................          5,499,000
                                                                                    -----------------
                                                                                          848,189,625
                                                                                    -----------------
             UTILITIES - ELECTRIC (39.8%)
 1,275,000   Allegheny Power Systems, Inc.........................................         36,496,875
   675,000   American Electric Power Co., Inc.....................................         27,337,500
   265,000   Atlantic Energy, Inc.................................................          5,101,250
   795,000   Baltimore Gas & Electric Co..........................................         22,657,500
   600,000   Boston Edison Company................................................         17,700,000
   255,000   Carolina Power & Light Company.......................................          8,797,500
   875,000   Central & South West Corp............................................         24,390,625
 1,520,470   CINergy Corp.........................................................         46,564,394
   120,000   CIPSCO, Inc..........................................................          4,680,000
   640,000   CMS Energy Corp......................................................         19,120,000
   725,000   Consolidated Edison Co. of New York, Inc.............................         23,200,000
   245,000   Delmarva Power & Light Company.......................................          5,573,750
 1,130,000   Detroit Edison Company...............................................         38,985,000
   925,000   Dominion Resources, Inc..............................................         38,156,250
 1,160,000   DPL, Inc.............................................................         28,710,000
   555,000   DQE, Inc.............................................................         17,066,250
   500,000   Duke Power Company...................................................         23,687,500
   410,000   Empresa Nacional de Electricidad S.A. (ADR) (Spain)..................         23,472,500
   175,000   Enersis S.A. (ADR) (Chile)...........................................          4,987,500
   725,000   Entergy Corp.........................................................         21,206,250
   635,000   Florida Progress Corp................................................         22,463,125
   740,000   FPL Group, Inc.......................................................         34,317,500
 1,050,000   General Public Utilities Corp........................................         35,700,000
 1,270,000   Houston Industries, Inc..............................................         30,797,500
   950,000   Illinova Corp........................................................         28,500,000
   955,000   Kansas City Power & Light Company....................................         24,949,375
   740,000   Long Island Lighting Company.........................................         12,117,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995, CONTINUED

 NUMBER OF
  SHARES                                                                                  VALUE
-----------------------------------------------------------------------------------------------------
   615,000   Montana Power Company................................................  $      13,914,375
   865,000   New England Electric System..........................................         34,275,625
   585,000   New York State Electric & Gas Corp...................................         15,136,875
   610,000   Niagara Mohawk Power Corp............................................          5,871,250
   860,000   NIPSCO Industries, Inc...............................................         32,895,000
 1,295,000   Northeast Utilities..................................................         31,565,625
   300,000   Northern States Power Company........................................         14,737,500
 1,095,000   Ohio Edison Company..................................................         25,732,500
   155,000   Oklahoma Gas & Electric Company......................................          6,665,000
   980,000   Pacific Gas & Electric Company.......................................         27,807,500
 1,010,000   PacifiCorp...........................................................         21,462,500
   930,000   PECO Energy Co.......................................................         28,016,250
   950,000   Pinnacle West Capital Corp...........................................         27,312,500
   570,000   Portland General Corp................................................         16,601,250
   495,000   Potomac Electric Power Company.......................................         12,993,750
   770,000   PP&L Resources, Inc..................................................         19,250,000
   855,000   Public Service Company of Colorado...................................         30,245,625
 1,055,000   Public Service Enterprise Group, Inc.................................         32,309,375
   305,000   Puget Sound Power & Light Company....................................          7,091,250
   480,000   Rochester Gas & Electric Corp........................................         10,860,000
 1,025,000   San Diego Gas & Electric Company.....................................         24,343,750
   770,000   SCANA Corp...........................................................         22,041,250
 1,590,000   SCE Corp.............................................................         28,222,500
 1,560,000   Southern Company.....................................................         38,415,000
   370,000   Southwestern Public Service Company..................................         12,117,500
   425,000   TECO Energy, Inc.....................................................         10,890,625
   945,000   Texas Utilities Company..............................................         38,863,125
 1,015,000   Unicom Corp..........................................................         33,241,250
   955,000   Union Electric Company...............................................         39,871,250
   515,000   Utilicorp United, Inc................................................         15,128,125
   800,000   Washington Water Power Company.......................................         14,000,000
                                                                                    -----------------
                                                                                        1,318,613,769
                                                                                    -----------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $1,836,990,497).....................................      2,447,334,644
                                                                                    -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                  COUPON     MATURITY
 THOUSANDS                                                   RATE        DATE           VALUE
---------------------------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS (1.5%)
             COMMERCIAL PAPER (a) (1.3%)
             BANKS - COMMERCIAL (0.8%)
 $  26,800   UBS Finance (Delaware) Inc..................      5.90 %   01/02/96  $      26,795,607
                                                                                  -----------------
             FINANCE - DIVERSIFIED (0.5%)
    18,000   General Electric Capital Corp...............      5.90     01/04/96         17,988,955
                                                                                  -----------------

             TOTAL COMMERCIAL PAPER
             (AMORTIZED COST $44,784,562).......................................         44,784,562
                                                                                  -----------------

             REPURCHASE AGREEMENT (0.2%)
     5,824   The Bank of New York (dated 12/29/95;
             proceeds $5,825,491; collateralized by
             $6,174,264 U.S. Treasury Bill 5.31% due
             09/19/96 valued at $5,940,021) (Identified
             Cost $5,823,550)............................      3.00     01/02/96          5,823,550
                                                                                  -----------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $50,608,112)......................................         50,608,112
                                                                                  -----------------

TOTAL INVESTMENTS
(IDENTIFIED COST $2,624,929,117) (B).......       99.5%  3,303,217,584

OTHER ASSETS IN EXCESS OF LIABILITIES......        0.5      17,653,664
                                                 -----   -------------

NET ASSETS.................................      100.0%  $3,320,871,248
                                                 -----   -------------
                                                 -----   -------------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS:
Investments in securities, at value
  (identified cost $2,624,929,117)..........................  $3,303,217,584
Receivable for:
    Interest................................................      15,244,745
    Dividends...............................................       8,682,441
    Shares of beneficial interest sold......................       3,403,040
    Foreign withholding taxes reclaimed.....................          68,582
Prepaid expenses and other assets...........................          42,467
                                                              --------------

     TOTAL ASSETS...........................................   3,330,658,859
                                                              --------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............       3,363,400
    Plan of distribution fee................................       2,730,449
    Dividends to shareholders...............................       1,782,561
    Investment management fee...............................       1,466,235
Accrued expenses............................................         444,966
                                                              --------------

     TOTAL LIABILITIES......................................       9,787,611
                                                              --------------

NET ASSETS:
Paid-in-capital.............................................   2,644,898,083
Net unrealized appreciation.................................     678,288,467
Accumulated undistributed net investment income.............       5,908,915
Accumulated net realized loss...............................      (8,224,217)
                                                              --------------

     NET ASSETS.............................................  $3,320,871,248
                                                              --------------
                                                              --------------

NET ASSET VALUE PER SHARE,
  219,236,166 SHARES OUTSTANDING (UNLIMITED SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                      $15.15
                                                              --------------
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

NET INVESTMENT INCOME:

INCOME
Dividends (net of $1,134,005 foreign withholding tax).......  $112,139,354
Interest....................................................    64,648,782
                                                              ------------

     TOTAL INCOME...........................................   176,788,136
                                                              ------------

EXPENSES
Plan of distribution fee....................................    30,240,367
Investment management fee...................................    16,134,816
Transfer agent fees and expenses............................     2,843,541
Custodian fees..............................................       196,402
Shareholder reports and notices.............................       183,192
Registration fees...........................................        81,695
Professional fees...........................................        60,385
Trustees' fees and expenses.................................        26,301
Other.......................................................        74,075
                                                              ------------

     TOTAL EXPENSES.........................................    49,840,774
                                                              ------------

     NET INVESTMENT INCOME..................................   126,947,362
                                                              ------------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    23,150,960
Net change in unrealized appreciation.......................   608,846,502
                                                              ------------

     NET GAIN...............................................   631,997,462
                                                              ------------

NET INCREASE................................................  $758,944,824
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR        FOR THE YEAR
                                                                    ENDED               ENDED
                                                              DECEMBER 31, 1995   DECEMBER 31, 1994
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $    126,947,362    $    152,673,449
Net realized gain (loss)....................................         23,150,960         (30,362,030)
Net change in unrealized appreciation.......................        608,846,502        (485,812,725)
                                                              -----------------   -----------------

     NET INCREASE (DECREASE)................................        758,944,824        (363,501,306)
                                                              -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................       (127,913,235)       (149,286,224)
Net realized gain...........................................         --                  (4,389,389)
                                                              -----------------   -----------------

     TOTAL..................................................       (127,913,235)       (153,675,613)
                                                              -----------------   -----------------
Net decrease from transactions in shares of beneficial
  interest..................................................       (137,151,642)       (536,946,220)
                                                              -----------------   -----------------

     TOTAL INCREASE (DECREASE)..............................        493,879,947      (1,054,123,139)

NET ASSETS:
Beginning of period.........................................      2,826,991,301       3,881,114,440
                                                              -----------------   -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $5,908,915 AND $6,874,788, RESPECTIVELY)................   $  3,320,871,248    $  2,826,991,301
                                                              -----------------   -----------------
                                                              -----------------   -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Utilities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed income securities of companies engaged in the public utilities industry. The Fund was organized as a Massachusetts business trust on December 8, 1987, and commenced operations on April 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are amortized over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995, CONTINUED

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays a management fee, accrued daily and payable monthly, by applying the annual rate of 0.65% to the portion of average daily net assets not exceeding $500 million; 0.55% to the portion of average daily net assets exceeding $500 million but not exceeding $1 billion; 0.525% to the portion of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of average daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.475% to the portion of average daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of average daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.425% to the portion of average daily net assets exceeding $5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995, CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers, who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed expenses by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended December 31, 1995, it received approximately $5,644,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1995 aggregated $283,287,986 and $450,421,597, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $44,166,622 and $80,157,429, respectively.

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995, CONTINUED

For the year ended December 31, 1995, the Fund incurred $48,000 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $247,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,008. At December 31, 1995, the Fund had an accrued pension liability of $51,457 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                        DECEMBER 31, 1995             DECEMBER 31, 1994
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   35,158,052   $  482,155,919    36,630,013   $485,880,365
Reinvestment of dividends and distributions......................    7,381,506      101,941,449     9,807,420    124,559,730
                                                                   -----------   --------------   -----------   ------------
                                                                    42,539,558      584,097,368    46,437,433    610,440,095
Repurchased......................................................  (53,056,841)    (721,249,010)  (87,372,992)  (1,147,386,315)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................  (10,517,283)  $ (137,151,642)  (40,935,559)  $(536,946,220)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

At December 31, 1995, the Fund had a net capital loss carryover of approximately $6,042,000 which will be available through December 31, 2002 to offset future capital gains to the extent provided by regulations. During the year ended December 31, 1995, the Fund utilized approximately $8,513,000 of its net capital loss carryover. As of December 31, 1995, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

DEAN WITTER UTILITIES FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                   FOR THE
                                                                                                    PERIOD
                                                                                                  APRIL 29,
                                                                                                    1988*
                                          FOR THE YEAR ENDED DECEMBER 31                           THROUGH
                  ------------------------------------------------------------------------------   DECEMBER
                     1995       1994       1993        1992       1991       1990        1989      31, 1988
------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period.......... $   12.30   $  14.34   $  13.37   $   12.93   $  11.48   $  12.22   $   10.41   $   10.00
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ----------

Net investment
 income..........      0.58       0.63       0.61        0.63       0.65       0.65        0.63        0.40
Net realized and
 unrealized gain
 (loss)..........      2.85      (2.04)      1.09        0.47       1.45      (0.71)       1.86        0.38
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ----------

Total from
 investment
 operations......      3.43      (1.41)      1.70        1.10       2.10      (0.06)       2.49        0.78
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ----------

Less dividends
 and
 distributions
 from:
   Net investment
   income........     (0.58)     (0.61)     (0.61)      (0.63)     (0.65)     (0.65)      (0.67)      (0.36)
   Net realized
   gain..........    --          (0.02)     (0.12)      (0.03)     --         (0.03)      (0.01)      (0.01)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ----------

Total dividends
 and
 distributions...     (0.58)     (0.63)     (0.73)      (0.66)     (0.65)     (0.68)      (0.68)      (0.37)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ----------

Net asset value,
 end of period... $   15.15   $  12.30   $  14.34   $   13.37   $  12.93   $  11.48   $   12.22   $   10.41
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ----------
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ----------

TOTAL INVESTMENT
RETURN+..........     28.42%     (9.90)%    12.79%       8.75%     18.89%     (0.27)%     24.51%       7.90%(1)

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........      1.65%      1.64%      1.46%       1.59%      1.59%      1.67%       1.68%       1.84%(2)

Net investment
 income..........      4.19%      4.67%      4.32%       5.05%      5.58%      5.85%       6.07%       6.69%(2)

SUPPLEMENTAL
DATA:
Net assets, end
 of period, in
 millions........     $3,321     $2,827     $3,881      $2,926     $1,959     $1,369      $1,131        $458

Portfolio
 turnover rate...         9%        11%        16%         14%        13%        13%         25%         12%(1)

---------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Utilities Fund (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended and for the period April 29, 1988 (commencement of operations) through December 31, 1988, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 5, 1996

--------------------------------------------------------------------------------
                      1995 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended December 31, 1995, 90.99% of the income paid qualified for the dividends received deduction available to corporations.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Sheldon Curtis
VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

Edward F. Gaylor
VICE PRESIDENT

Thomas F. Caloia
TREASURER


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
UTILITIES FUND

[Graphic]


ANNUAL REPORT
DECEMBER 31, 1995

     DEAN WITTER UTILITIES FUND
                              GROWTH OF $10,000

          DATE                      TOTAL                   S&P 500

     April 29, 1988                $10,000                  $10,000
     December 31, 1988             $10,790                  $10,890
     December 31, 1989             $13,435                  $14,335
     December 31, 1990             $13,400                  $13,891
     December 31, 1991             $15,930                  $18,115
     December 31, 1992             $17,325                  $19,494
     December 31, 1993             $19,541                  $21,456
     December 31, 1994             $17,607                  $21,738
     December 31, 1995             $22,610(3)               $29,905


                             AVERAGE ANNUAL TOTAL RETURNS
                         1 YEAR     5 YEARS     LIFE OF FUND
                      28.42(1)   11.03(1)       11.22(1)
                      23.42(2)   10.77(2)       11.22(2)

                             Fund            S&P 500(4)
                       ----      ----------

     Past performance is not predictive of future returns.

    (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of sales charges.

    (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge
         (CDSC) (1 year-5%, 5 years-2%, since inception-0%). See the Fund's current prospectus for complete details on fees and sales charges

    (3)  Closing value assuming a complete redemption on December 31, 1995.

    (4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.